Exhibit 99.1

DTE Energy

Q1 2009

Supplemental Financial Information

March 31, 2009

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	March 31	December 31
(in Millions)	2009	2008
ASSETS
Current Assets
Cash and cash equivalents	$88	$86
Restricted cash	22	86
Accounts receivable (less allowance for doubtful accounts of $269 and $265, respectively)
Customer	1,499	1,666
Other	163	166
Accrued power and gas supply cost recovery revenue	1	22
Inventories
Fuel and gas	233	333
Materials and supplies	199	206
Deferred income taxes	199	227
Derivative assets	281	316
Other	181	220

	2,866	3,328

Investments
Nuclear decommissioning trust funds	657	685
Other	600	595

	1,257	1,280

Property
Property, plant and equipment	20,211	20,065
Less accumulated depreciation and depletion	(7,887)	(7,834)

	12,324	12,231

Other Assets
Goodwill	2,037	2,037
Regulatory assets	4,218	4,231
Securitized regulatory assets	969	1,001
Intangible assets	59	70
Notes receivable	119	115
Derivative assets	177	140
Other	162	157

	7,741	7,751

Total Assets	$24,188	$24,590

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	March 31	December 31
(in Millions, Except Shares)	2009	2008
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$727	$899
Accrued interest	144	119
Dividends payable	87	86
Short-term borrowings	330	744
Gas inventory equalization	220	—
Current portion long-term debt, including capital leases	518	362
Derivative liabilities	304	285
Deferred gains and reserves	3	3
Other	500	515

	2,833	3,013

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,288	6,458
Securitization bonds	861	932
Trust preferred-linked securities	289	289
Capital lease obligations	57	62

	7,495	7,741

Other Liabilities
Deferred income taxes	1,993	1,958
Regulatory liabilities	1,208	1,202
Asset retirement obligations	1,357	1,340
Unamortized investment tax credit	94	96
Derivative liabilities	308	344
Liabilities from transportation and storage contracts	107	111
Accrued pension liability	819	871
Accrued postretirement liability	1,406	1,434
Nuclear decommissioning	112	114
Other	304	328

	7,708	7,798

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 163,876,686 and 163,019,596 shares issued and outstanding, respectively	3,192	3,175
Retained earnings	3,076	2,985
Accumulated other comprehensive loss	(157)	(165)

Total DTE Energy Company Shareholders’ Equity	6,111	5,995

Noncontrolling Interest	41	43

Total Shareholders’ Equity	6,152	6,038

Total Liabilities and Shareholders’ Equity	$24,188	$24,590

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended
	March 31
(in Millions)	2009	2008
Operating Activities
Net income	$178	$212
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	232	225
Deferred income taxes	66	190
Gain on sale of non-utility assets	—	(126)
Other asset (gains), losses and reserves, net	(3)	(4)
Gain on sale of interests in synfuel projects	—	(16)
Contributions from synfuel partners	—	22
Changes in assets and liabilities, exclusive of changes shown separately	366	389

Net cash from operating activities	839	892

Investing Activities
Plant and equipment expenditures — utility	(303)	(277)
Plant and equipment expenditures — non-utility	(23)	(52)
Proceeds from sale of interests in synfuel projects	—	82
Refunds to synfuel partners	—	(31)
Proceeds from sale of non-utility assets	—	250
Proceeds from sale of other assets, net	30	10
Restricted cash for debt redemptions	64	57
Proceeds from sale of nuclear decommissioning trust fund assets	113	52
Investment in nuclear decommissioning trust funds	(113)	(61)
Other investments	(24)	(11)

Net cash from (used) for investing activities	(256)	19

Financing Activities
Redemption of long-term debt	(86)	(79)
Repurchase of long-term debt	—	(238)
Short-term borrowings, net	(414)	(534)
Issuance of common stock	9	—
Repurchase of common stock	—	(13)
Dividends on common stock	(86)	(86)
Other	(4)	(4)

Net cash used for financing activities	(581)	(954)

Net Increase (Decrease) in Cash and Cash Equivalents	2	(43)
Cash and Cash Equivalents Reclassified to Assets Held for Sale	—	(3)
Cash and Cash Equivalents at Beginning of Period	86	123

Cash and Cash Equivalents at End of Period	$88	$77

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended
	March 31
(in Millions)	2009	2008
Operating Revenues	$1,118	$1,153

Operating Expenses
Fuel and purchased power	340	402
Operation and maintenance	316	358
Depreciation and amortization	188	192
Taxes other than income	60	62

	904	1,014

Operating Income	214	139

Other (Income) and Deductions
Interest expense	79	76
Interest income	—	(1)
Other income	(7)	(12)
Other expenses	12	11

	84	74

Income Before Income Taxes	130	65

Income Tax Provision	52	24

Net Income	$78	$41

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended
	March 31
(in Millions)	2009	2008
Operating Revenues	$759	$896

Operating Expenses
Cost of gas	503	644
Operation and maintenance	114	122
Depreciation and amortization	26	25
Taxes other than income	13	13
Asset losses	—	—

	656	804

Operating Income	103	92

Other (Income) and Deductions
Interest expense	16	16
Interest income	(2)	(2)
Other income	(3)	(2)
Other expenses	3	3

	14	15

Income Before Income Taxes	89	77
Income Tax Provision	26	23

Net Income	$63	$54

DTE Energy Debt/Equity Calculation
As of March 31, 2009
($ millions)

Short-term borrowings	$330
Current portion of long-term debt, including capital leases	518
Mortgage bonds, notes and other	6,288
Securitization bonds, excluding current portion	861
Capital lease obligations	57
less MichCon short-term debt	(180)
less Securitization bonds, including current portion	(996)

Total debt	6,878

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	6,111

Total capitalization	$13,278

Debt	51.8%
Preferred	2.2%
Common shareholders’ equity	46.0%

Total	100.0%

Sales Analysis — Q1 2009
Electric Sales — Detroit Edison Service Area (GWh)

	Q1 2009	Q1 2008	% Change

Residential	3,738	3,932	-5%
Commercial	4,423	4,362	1%
Industrial	2,637	3,516	-25%
Other	817	832	-2%

	11,615	12,642	-8%
Choice	317	456	-30%

TOTAL SALES	11,932	13,098	-9%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q1 2009	Q1 2008	% Change

Residential	447,022	430,052	4%
Commercial	410,028	387,555	6%
Industrial	197,049	230,873	-15%
Other	48,915	43,714	12%

	1,103,014	1,092,194	1%
Choice	11,116	11,344	-2%

TOTAL REVENUES	1,114,130	1,103,538	1%

Gas Sales — MichCon Service Area (Mcf)

	Q1 2009	Q1 2008	% Change

Residential	50,191	51,738	-3%
Commercial	16,427	17,693	-7%
Industrial	595	400	49%

	67,213	69,831	-4%
End User
Transportation*	41,605	44,257	-6%

TOTAL SALES	108,818	114,088	-5%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q1 2009	Q1 2008	% Change

Residential	486,808	525,471	-7%
Commercial	159,772	179,280	-11%
Industrial	5,093	4,279	19%

	651,673	709,030	-8%
End User Transportation*	52,356	50,444	4%

TOTAL REVENUES	704,029	759,474	-7%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q1 2009	Q1 2008	% Change

Actuals	0	0	n/m
Normal	0	0

Deviation from normal	n/m	n/m
Heating Degree Days
MichCon service territory

	Q1 2009	Q1 2008	% Change

Actuals	3,397	3,382	0%
Normal	3,306	3,334

Deviation from normal	3%	1%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q1 2009	Q1 2008

Detroit Edison	2	1	Colder than normal weather added $2 million to Detroit Edison’s earnings in Q1 2009
MichCon	3	1	Colder than normal weather added $3 million to MichCon’s earnings in Q1 2009

DTE Energy Company
Consolidated Statements of Operations (unaudited)

	Three Months Ended
	March 31
	2009		2009
	Reported	Operating	Operating
	Earnings	Adjustments	Earnings
(in Millions, Except per Share Amounts)
Operating Revenues	$2,255	$2	$2,257

Operating Expenses
Fuel, purchased power and gas	960		960
Operation and maintenance	591		591
Depreciation, depletion and amortization	232		232
Taxes other than income	80		80
Gain on sale of non-utility business	—		—
Other asset (gains) and losses, reserves and impairments, net	(3)		(3)

	1,860		1,860

Operating Income	395	2	397

Other (Income) and Deductions
Interest expense	132		132
Interest income	(3)		(3)
Other income	(24)		(24)
Other expenses	14		14

	119		119

Income Before Income Taxes	276	2	278

Income Tax Provision	97	1	98

Income from Continuing Operations	179	1	180
Discontinued Operations Income (Loss), net of tax	—		—

Net Income	179	1	180

Less: Net Loss Attributable to the Noncontrolling Interests
Loss from continuing operations	1		1
Net Income Attributable to DTE Energy Company	$178	$1	$179